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              FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT
                          (One Executive Center)


          THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT
(this "Amendment") is made as of September 30, 1996 by and between PRUDENTIAL ACQUISITION FUND I, L.P., a Delaware limited partnership ("Seller"), and WCB PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership ("Buyer"), with reference to the following facts:

          WHEREAS, Seller and Buyer have entered into that certain Purchase and Sale Agreement dated as of September 6, 1996 (the "Purchase Agreement"), pursuant to which Seller has agreed to sell to Buyer, and Buyer has agreed to purchase from Seller, the Property, which consists of, among other things, certain real property located in Albuquerque, New Mexico and more particularly described in Exhibit A to the Purchase Agreement, all upon the terms and subject to the conditions contained in the Purchase Agreement; and

          WHEREAS, Seller and Buyer desire to amend the Purchase Agreement as set forth in this Amendment.

          NOW, THEREFORE, with reference to the foregoing recitals, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Seller and Buyer hereby agree as follows:

          1. Definitions. All initially-capitalized terms used in this Amendment without definition shall have the meanings given such terms in the Purchase Agreement.

          2. Amendment to Purchase Agreement. Effective as of the date of this Amendment, the Purchase Agreement is hereby amended to provide that the Due Diligence Period shall expire at 5:00 p.m. (Pacific Time) on October 4, 1996. Notwithstanding any provision of the Purchase Agreement to the contrary, including, without limitation, Article 4 thereof, there shall be no further extensions of the Due Diligence Period unless Seller and Buyer hereafter agree to an extension in writing.

          3. No Other Amendments. The Purchase Agreement has not been amended other than by this Amendment and, as amended by this Amendment, the Purchase Agreement is and remains in full force and effect.

          4. Counterparts. This Amendment may be executed in counterparts, each of which shall be an original and all of which counterparts taken together shall constitute but one and the same agreement.


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          IN WITNESS WHEREOF, each party hereto has caused this Amendment to be duly executed on its behalf as of the day and year first above written.

SELLER:                  PRUDENTIAL ACQUISITION FUND I, L.P.,
                         a Delaware limited partnership

                         By:  Prudential Realty Partnerships, Inc.,
                              a Delaware corporation,
                              General Partner



                              By: /s/ Peter L. Ruggiero
                                 -------------------------
                                 Name: Peter L. Ruggiero
                                      --------------------
                                 Its: Vice President
                                     ---------------------

BUYER:                   WCB PROPERTIES LIMITED PARTNERSHIP,
                         a Delaware limited partnership

                         By:  WCB Management Gen-Par, Inc.,
                              a Delaware corporation,
                              General Partner



                              By: /s/ Brad R. Baker
                                 --------------------------
                                 Name: Brad R. Baker
                                      ---------------------
                                 Its: Senior Vice President
                                      ---------------------